Exhibit 99.1
FOR IMMEDIATE RELEASE

Contacts:
Neil Berkman, Investor Relations, 310-826-5051, nberkman@berkmanassociates.com
Larry Gerdes, CEO, 678-808-0600, larry.gerdes@trcr.com
Lance Cornell, CFO, 678-808-0600, lance.cornell@trcr.com

Transcend Announces Acquisition of Salar
Salar's electronic clinical documentation and billing workflow solutions will further Transcend's diversification into the hospital setting

Aug. 1, 2011
(BW) (TRANSCEND SERVICES, INC.) (TRCR)

ATLANTA - Clinical documentation solutions company TRANSCEND SERVICES INC. (NASDAQ: TRCR) today announced its acquisition of Salar Inc. (pronounced Sâlar), a privately held provider of electronic clinical documentation and billing workflow solutions for healthcare providers, in an $11 million cash for stock transaction that closed July 29, 2011. It is anticipated that the acquisition will give Transcend a stronger foothold in the hospital setting and provide its customers added functionality and flexibility.

Founded in 1999 and headquartered in Baltimore, Salar's solutions are used by leading academic and community hospitals. The company generated $4 million of revenue and $1.2 million of operating income in 2010 and is growing.

“This acquisition is key to both our growth and diversification strategies,” said Larry Gerdes, Transcend chairman and CEO. “From a growth perspective, the purchase is in line with our strategy of complementing our organic growth by completing selected strategic acquisitions, of which Salar is the sixth since the beginning of 2009. Salar, however, allows us to diversify because it's the first of these companies to offer software products. Our purchase of Salar's flexible and physician-centric products combined with the recent availability of our Encore medical transcription platform offered to hospitals under the Software as a Service (SaaS) model, will allow us further entry into the hospital setting.”

“As a leading provider of transcription services, we have been asked by many of our customer partners for assistance with the adoption of meaningful use of clinical data,” stated Susan McGrogan, president & COO of Transcend. “Partnering with our customers has always been vital to providing the highest level of service, and by incorporating Salar's innovative technology; we will be better positioned to respond to our customers' needs.”

Salar product solutions - which include Team Notes,™ TeamRelay,™ TeamQuery™ and TAP Charge Capture™ - provide a highly customizable and physician-friendly interface that integrates easily with existing electronic medical record systems, allowing physicians and hospitals to achieve notable productivity, financial and patient safety improvements. Hospitals can enhance their investment in existing Healthcare Information Systems (HIS) by overlaying Salar's products to achieve high levels of physician adoption and return on investment utilizing a Meaningful Use Stage 1 certified product.

“With Salar's complementary technology, we will be able to move our own speech recognition technology into templates, allowing us to expand our customer base to include clinicians who prefer template-based clinical documentation solutions, and enabling our solutions to meet 'meaningful use' of EMRs,” said Ken Ravenelle, Transcend chief technology officer. “In 2012, we anticipate the ability to combine our respective technologies into a hybrid that will give our Encore customers added functionality and greater flexibility.”

Added Todd Johnson, Salar president and co-founder, "By incorporating Transcend's dictation, speech recognition and document delivery technologies into Salar's tools, we will further help customers achieve broad physician adoption and maximize physician productivity. Healthcare systems and hospitals can now support the way their physicians' work, while incorporating the most cost-effective solution. The technology that Salar and Transcend bring encompass clinical workflow processes electronically, which are very manual today. This enables us to better leverage the overall adoption of a true electronic record and limit the need for scanning records into the EMR. In fact, Salar's TAP Charge Capture application completes billing charges at the point-of-care. TAP eliminates traditional, labor-intensive and error prone billing processes by allowing physicians to complete charge entry online or automating billing from the physician's documentation. ”

Johnson went on to say that both Salar and Transcend are dedicated to providing an outstanding, responsive service experience for every customer. “I couldn't ask for a more closely aligned partner than Transcend to fuel Salar's growth and deliver increased value to Transcend's customers.”

Salar will remain in its Baltimore location and operate as a business unit of Transcend.

About Transcend Services, Inc.
Transcend Services is a leading provider of clinical documentation solutions for healthcare organizations. The company's high-quality transcription services and applications - along with leading data extraction and reporting tools - provide critical data needed to document patient encounters and help drive clinical decision making. Transcend provides clients with exceptional quality, turnaround time and service so that they can focus on what matters most - their patients. For more information, visit www.transcendservices.com.

About Salar
Salar delivers the healthcare industry's most flexible and physician-centric inpatient documentation and billing solutions. Each Salar product provides a highly customizable physician interface that integrates easily with existing electronic medical record systems. With Salar, physicians and hospitals alike achieve notable productivity, financial and patient safety improvements. Founded in 1999 and headquartered in Baltimore, Salar's solutions are used by many of the nation's prominent hospitals. For more information, please call 1-888-577-2527 or visit www.salarinc.com.

Safe Harbor Statement
This press release contains certain "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, that represent our expectations, anticipations or beliefs about future events, including our operating results, financial condition, liquidity, expenditures, and compliance with legal and regulatory requirements. For this purpose, any statements that are not statements of historical fact may be deemed to be forward-looking statements. These statements involve risks and uncertainties that could cause actual results to differ materially depending on a variety of important factors. Factors that might cause or contribute to such differences include, but are not limited to, competitive pressures, extraordinary expenses, loss of significant customers, the mix of revenue, changes in pricing policies, delays in revenue recognition, challenges encountered in integrating acquired businesses, increased regulatory burdens, lower-than-expected demand for the Company's products and services, failure to expand customer relationships or realize revenues from sales closed in the current quarter, the Company's position for growth, delays in the development of the Company's transcription platform, business conditions in the integrated health care delivery network market, adverse general economic conditions, and the risk factors detailed in our periodic, quarterly and annual reports on Forms 8-K, 10-Q and 10-K that we file with the Securities Exchange Commission ("SEC") from time to time. With respect to such forward-looking statements, we claim protection under the Private Securities Litigation Reform Act of 1995. Our SEC filings are available from us, and also may be examined at public reference facilities maintained by the SEC or, to the extent filed via EDGAR, accessed through the website of the SEC (http://www.sec.gov). In addition, factors that we are not currently aware of could harm our future operating results. You are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date of this press release. We undertake no obligation to make any revisions to the forward-looking statements or to reflect events or circumstances after the date of this press release.